                                                                   EXHIBIT 10.21
                     [PASTEUR MERIEUX CONNAUGHT LETTERHEAD]



                                        Mrs. Kate McKEREGHAN
                                        CORIXA CORPORATION
                                        1124 Columbia Street, Suite 464
                                        Seattle, Washington 98104 USA


                                        Lyon, March 28, 1997

RE: OPTION AND LICENSE AGREEMENT BETWEEN CORIXA AND PMC - LEIF ADJUVANT



Dear Kate:

I have been informed that the LeIF sample has been received by PMC on March 4, 1997, which date will be the Delivery Date in accordance with Section 1.1.(j) of the above-mentioned Agreement, provided said sample meets Material Specifications as described in Schedule C to the Agreement.

Subject to such proviso, the cut-off date under Section 2.2.1. thereof will be September 3, 1997.

By such date, PMC will have to exercise at least one (1) Option with respect to at least one (1) Field of Use if PMC wants to maintain its rights under the Agreement.

Please note that Section 14.1 of the Agreement has been mixed up by your outside counsel (word processing incident?). Such Section should now read:

"14.1. Automatic Termination.

       Unless terminated earlier pursuant to this Article 14 or in accordance with Article 16 hereof, the Agreement shall automatically terminate effective September 3, 1997, unless on or before September 2, 1997, PMC exercises at least one (1) Option in one (1) Field of Use in accordance with Sections 2.2.1. and 2.2.4. hereof. Any termination of the Research Program shall also terminate this Agreement as a whole."

If you agree with the foregoing, please have the two original copies of this letter duly signed for CORIXA in the space herebelow provided for to that effect.

Such letter will be an amendment to the Agreement in accordance with its Section 19.4; terms and conditions of the Agreement not expressly amended hereby will remain unchanged.

With best regards,
Sincerely yours



/s/     HERVE TAINTURIER
---------------------------------------
Name:   Herve Tainturier
Title:  Senior Vice-President,
        Legal Affairs and General Counsel



                                            Agreed and accepted
                                            by CORIXA CORPORATION




                                     /s/ MARK McDADE
                                     -----------------------------------------
                                     Name:  Mark McDade
                                     Title:  Chief Operating Officer
                                     Date:  27 March, 1997

copy:   M. McDade/CORIXA
        P. Meulien, Ch. de Taisne/PMC